UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2009

WIFIMED HOLDINGS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49707	58-2412118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 RiverEdge Parkway Suite GL 100A Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 770-919-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On June 30, 2009, the Board of Directors of WiFiMed Holdings Company, Inc. accepted the resignation of Gregory D. Vacca as a member of the Board of Directors of WiFiMed Holdings Company, Inc.  Mr. Vacca is currently the President and CEO of WiFiMed Holdings Company, Inc.

On July 1, 2009, WiFiMed, Inc. filed for relief under Chapter 7 of the United States Bankruptcy Code.  This petition was filed in the United States Bankruptcy Court for the Northern District of Georgia (case number 09-76876).  WiFiMed, Inc. is a wholly-owned subsidiary of WiFiMed Holdings Company, Inc.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2009

WiFiMed Holdings Company, Inc.

Registrant

By:	/s/ Kathleen J. St. John
Kathleen J. St. John Secretary